UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 18, 2016

QLT Inc.

(Exact Name of Registrant as specified in its charter)

British Columbia, Canada	000-17082	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

887 Great Northern Way, Suite 250, Vancouver, B.C.

Canada, V5T 4T5

(Address of principal executive offices)

Registrant’s telephone number, including area code: (604) 707-7000

Not Applicable

(Registrant’s name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders

On March 18, 2016, QLT Inc. (“QLT” or the “Company”) held a special meeting of shareholders in Vancouver, British Columbia (the “Special Meeting”).  At the Special Meeting, QLT shareholders voted to approve a reorganization of QLT’s share capital (the “Share Reorganization”) pursuant to a statutory plan of arrangement under Section 288 of the Business Corporations Act (British Columbia).  The final voting results of the shareholder approval are set forth below.

FOR	WITHHELD	AGAINST
36,076,806	17,337	54,725

Item 8.01. Other Events.

On March 21, 2016, the Company issued a press release announcing (i) the results from the Special Meeting, (ii) receipt of final approval from the Supreme Court of British Columbia regarding the statutory plan of arrangement providing for the Share Reorganization and (iii) an update regarding the expected date of completion of QLT’s previously announced special distribution (the “Special Distribution”) of common shares (the “Aralez Shares”) of Aralez Pharmaceuticals Inc. (“Aralez”), or cash in lieu thereof, to QLT shareholders.  The press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits

Number	Description
99.1	Press Release dated March 21, 2016

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this press release constitute “forward-looking statements” of QLT within the meaning of the Private Securities Litigation Reform Act of 1995 and constitute “forward-looking information” within the meaning of applicable Canadian securities laws.  Forward looking statements include, but are not limited to, statements concerning the Special Distribution of the Aralez Shares (or cash in lieu) to QLT shareholders, statements regarding the expected timetable for completing the Special Distribution, including the timing of the Due Bill Period and the distribution date, the effect of the Special Distribution on QLT and the QLT Shares (including the tax consequences thereof) and any other statements regarding QLT’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements made within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are often, but not always, made through the use of words or phrases such as “believe,” “expect,” “anticipate,” “should,” “planned,” “will,” “may,” “intend,” “estimated,” “aim,” “on track,” “target,” “opportunity,” “tentative,” “positioning,” “designed,” “create,” “predict,” “project,” “seek,” “would,” “could,” “potential,” “continue,” “ongoing,” “upside,” “increases,” and “potential” and similar expressions.  All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements.  Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements are the following: the timing to complete the Special Distribution, including the timing of the Due Bill Period and the distribution date; and uncertainties relating to QLT’s development plans, timing and results of the clinical development and commercialization of QLT’s products and technologies.  Additional information concerning these and other factors can be found in QLT’s filings with the SEC, including QLT’s most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. QLT assumes no obligation to update any forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking that speak only as of the date hereof.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QLT INC.

By:	/s/ Glen Ibbott
Name:	Glen Ibbott
Title:	Senior Vice President, Finance and Chief Financial Officer

Date: March 21, 2016

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